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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): May 24, 2001



                             ACE SECURITIES CORP.
           (as depositor under the Pooling and Servicing Agreement,
         dated on April 1, 2001, providing for the issuance of the ACE
        Securities Corp. Home Equity Loan Trust, Series 2001-AQ1 Asset
                       Backed Pass-Through Certificates.

                             ACE SECURITIES CORP.
            (Exact name of registrant as specified in its charter)

          Delaware                   333-45458                 56-2088493
----------------------------        -----------            -------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
       of Incorporation)            File Number)           Identification No.)


6525 Morrison Boulevard
Suite 318
Charlotte, NC                                       28211
------------------------                         -----------
(Address of Principal                            (Zip Code)
Executive Offices)


Registrant's telephone number, including area code (704) 365-0569
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

Item 5.  Other Events.
----     ------------

     On May 9, 2001, Ace Securities Corp. (the "Company") entered into a Pooling and Servicing Agreement dated as of April 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Ameriquest Mortgage Company, as original seller and servicer (the "Servicer"), U.S. Bank National Association, as trustee (the "Trustee"), and Bankers Trust Company of California, N.A., as trust administrator (the "Trust Administrator"), providing for the issuance of the ACE Securities Corp. Home Equity Loan Trust, Series 2001-AQ1 Asset Backed Pass-Through Certificates. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

     In addition to the above agreement, Mortgage Guaranty Insurance Corporation issued a Mortgage Guaranty Master Policy, dated as of April 1, 2001 (the "Policy"), providing for the guarantee of certain amounts with respect to the Mortgage Loans upon certain conditions. The Policy is annexed hereto as Exhibit 99.2.

     Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1   The Pooling and Servicing Agreement, dated as of April 1,
                2001, by and among the Company, the Servicer, the Trustee and the Trust Administrator.
         99.2 The Mortgage Guaranty Master Policy, dated as of April 1, 2001, issued by Mortgage Guaranty Insurance Corporation.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ACE SECURITIES CORP.




                                  By: /s/ Doris J. Hearn
                                      ----------------------
                                      Name:   Doris J. Hearn
                                      Title:  Vice President



Dated:  May 24, 2001

Exhibit Index
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Exhibit                                                                  Page
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99.1  The Pooling and Servicing Agreement dated as of April 1, 2001, by and among the Company, the Servicer, the Trustee and the Trust Administrator.
99.2 The Mortgage Guaranty Master Policy, dated as of April 1, 2001, issued by Mortgage Guaranty Insurance Corporation.